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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 1999, included in A-Fem Medical Corporation's Form 10-KSB and Form 10-KSB/A for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

Portland, Oregon
September 23, 1999                           /s/ Arthur Andersen LLP